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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 June 18, 2001

                         WESTERN MULTIPLEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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   Delaware                        000-30993                     52-219-8231
(State or Other                 (Commission File              (I.R.S. Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)
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                                1196 Borregas Avenue,
                             Sunnyvale, California 94089
                 (Address of Principal Executive Offices) (Zip Code)
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                 Registrant's Telephone Number, Including Area Code:
                                   (408) 542-5200
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Item 5.    Other Events.

     On June 18, 2001, Western Multiplex Corporation issued a press release announcing the revision of its earnings estimates for the second fiscal quarter of 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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(c)  Exhibits.

     The exhibit listed below is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.       TITLE
-----------       -----
   99.1           Press Release, dated as of June 18, 2001, of Western Multiplex
                  Corporation.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 18, 2001

                              Western Multiplex Corporation


                              By: /s/ Nancy Huber
                                 -------------------------------
                                  Name:  Nancy Huber
                                  Title: Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
 99.1        Press Release, dated as of June 18, 2001, of Western Multiplex
             Corporation.